MERRILL LYNCH
                                                                   ARIZONA
                                                                   MUNICIPAL
                                                                   BOND FUND

                                [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1999

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the six-month period ended July 31, 1999, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the six-month period ended July 31, 1999. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period a year ago.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than the yields of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields causing the bond yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six months ended July 31, 1999, we consistently maintained a fully invested posture in order to seek to enhance shareholder income with an emphasis on credit quality. The Arizona municipal marketplace was relatively inactive as a result of a scarcity of new issuance. Therefore, restructuring of portfolio assets was quite limited. We positioned the Fund with an above-industry average level coupon structure, which served it well in the current environment of generally rising interest rates. Since our investments had a higher average coupon structure than municipal bonds in general, they were somewhat more insulated from the price deterioration that occurred as interest rates rose in the first half of 1999. Looking ahead, we will survey domestic economic data for signs of slowing growth and a controlled inflationary picture in order to position the Fund more aggressively.

Fiscal Year in Review

The municipal bond marketplace proved extremely volatile during the past 12 months, with a dramatic rise in taxable interest rates occurring through-out most of the period. Municipal bonds were slightly better performers. The percentage of tax-exempt yields compared to their taxable counterparts decreased (municipals have become more expensive) as interest rates have risen. This outperformance by municipal bonds was quite evident with regard to Arizona municipal bonds specifically because of a fairly benign new-issue calendar in 1999. The Fund's total returns benefited from our defensive posture of holding higher-couponed securities that are less sensitive to changes (in this case negative changes) in interest rates. Credit quality remained a focus throughout the fiscal year, with 78% of Fund assets rated A or better. This strategy also benefited Fund performance in a period when rising interest rates widened credit quality spreads.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Arizona Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

August 27, 1999

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                                Standardized
                                                                  12 Month      3 Month     Since Inception     30-Day Yield
                                                                Total Return  Total Return    Total Return      As of 7/31/99
==============================================================================================================================
   ML Arizona Municipal Bond Fund Class A Shares                   +2.52%       -1.49%          +65.28%              4.14%
------------------------------------------------------------------------------------------------------------------------------
   ML Arizona Municipal Bond Fund Class B Shares                   +2.01        -1.62           +58.99               3.80
------------------------------------------------------------------------------------------------------------------------------
   ML Arizona Municipal Bond Fund Class C Shares                   +1.81        -1.74           +31.52               3.70
------------------------------------------------------------------------------------------------------------------------------
   ML Arizona Municipal Bond Fund Class D Shares                   +2.42        -1.52           +34.83               4.04
==============================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 11/29/91 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            11/29/91**                 7/99
ML Arizona Municipal Bond Fund+--
Class A Shares*                             $9,600                     $15,868
ML Arizona Municipal Bond Fund+--
Class B Shares*                             $10,000                    $15,899
Lehman Brothers Municipal Bond
Index++                                     $10,000                    $16,788


A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            10/21/94**                 7/99
ML Arizona Municipal Bond Fund+--
Class C Shares*                             $10,000                    $13,152
ML Arizona Municipal Bond Fund+--
Class D Shares*                             $9,600                     $12,944
Lehman Brothers Municipal Bond
Index++                                     $10,000                    $14,235

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
+ ML Arizona Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Arizona, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                           % Return Without      % Return With
                                             Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                               +2.25%              -1.84%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                         +6.15               +5.28
--------------------------------------------------------------------------------
Inception (11/29/91)
through 6/30/99                                  +6.79               +6.22
--------------------------------------------------------------------------------
  * Maximum sales charge is 4%.
 ** Assuming maximum sales charge.

                                                % Return            % Return
                                               Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                               +1.74%              -2.12%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                         +5.63               +5.63
--------------------------------------------------------------------------------
Inception (11/29/91)
through 6/30/99                                  +6.25               +6.25
--------------------------------------------------------------------------------
  * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
 ** Assuming payment of applicable contingent deferred sales charge.

                                               % Return            % Return
                                              Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                               +1.63%              +0.67%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                  +5.93               +5.93
--------------------------------------------------------------------------------
  * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
 ** Assuming payment of applicable contingent deferred sales charge.

                                            % Return Without      % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                               +2.15%              -1.94%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                  +6.48               +5.56
--------------------------------------------------------------------------------
  * Maximum sales charge is 4%.
 ** Assuming maximum sales charge.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                   Value
Ratings  Ratings  Amount                                       Issue                                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------------------
Arizona -- 93.0%
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa      $2,115   Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds (Saint Luke's
                           Health Systems), 7.25% due 11/01/2003 (f)                                                     $ 2,351
---------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1       2,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                           Assistance Revenue Bonds, 6.80% due 7/01/2011                                                   2,165
---------------------------------------------------------------------------------------------------------------------------------
NR*      Aa        2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds, AMT,
                           Senior Series B, 6.60% due 5/01/2010                                                            2,122
---------------------------------------------------------------------------------------------------------------------------------
                           Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power Co.
                           Project), AMT:
BBB      NR*       1,750     6.375% due 10/01/2036                                                                         1,829
BBB      NR*       2,500     Series B, 5.80% due 11/01/2032                                                                2,449
---------------------------------------------------------------------------------------------------------------------------------
A1       P1        1,150   Coconino County, Arizona, Pollution Control Corporation Revenue Bonds (Arizona Public
                           Service -- Navajo Project), VRDN, AMT, Series A, 3.10% due 10/01/2029 (h)                       1,150
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,620   Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due 7/01/2022 (c)              3,919
---------------------------------------------------------------------------------------------------------------------------------
                           Glendale, Arizona, Development Authority, Educational Facilities Revenue Refunding Bonds
                           (American Graduate School International) (b):
AAA      NR*       1,000     7.125% due 7/01/2005 (f)                                                                      1,142
AAA      NR*         500     5.875% due 7/01/2015                                                                            522
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,700   Glendale, Arizona, Union High School District Number 205, GO (Projects of 1993), Series B,
                           5.70% due 7/01/2005 (c)(f)                                                                      1,821
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,500   Maricopa County, Arizona, Elementary School District No. 68 (Alhambra), GO, Series A,
                           6.75% due 7/01/2014 (a)                                                                         4,987
---------------------------------------------------------------------------------------------------------------------------------
BBB      Baa1      1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health Corporation),
                           6.125% due 4/01/2018                                                                            1,052
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Saint Joseph's Care
                           Center Project), Series A, 7.75% due 7/01/2000 (e)(f)                                           2,114
---------------------------------------------------------------------------------------------------------------------------------
                           Maricopa County, Arizona, IDA, M/F Housing Revenue
                           Bonds, Series A (e):
AAA      Aaa       1,000     (Metro Gardens -- Mesa Ridge Project), 5.65% due 7/01/2019                                    1,023
AAA      NR*       2,235     (Stanford Court Apartments Project), 5.30% due 7/01/2028                                      2,183
---------------------------------------------------------------------------------------------------------------------------------
                           Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+      P1        1,100     (Arizona Public Service Co.), VRDN, Series F, 3.25% due 5/01/2029 (h)                         1,100
BB+      Ba1       1,500     (Public Service Company), Series A, 5.75% due 11/01/2022                                      1,436
BB+      Ba1       1,500     (Public Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026                1,535
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,125   Mesa, Arizona, Utility System Revenue Bonds, 6.125% due 7/01/2007 (c)(f)                        1,241
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
LEVRRS    Leveraged Reverse Rate Securities
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
VRDN      Variable Rate Demand Notes
YCN       Yield Curve Notes

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)
--------------------------------------------------------------------------------

S&P      Moody's   Face                                                                                                   Value
Ratings  Ratings  Amount                                       Issue                                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------------------
Arizona (concluded)
---------------------------------------------------------------------------------------------------------------------------------
NR*      NR*      $2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company Project), AMT,
                           6.70% due 3/01/2020                                                                           $ 2,119
---------------------------------------------------------------------------------------------------------------------------------
                           Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
BBB      NR*         200     7.30% due 1/01/2009                                                                             216
BBB      NR*         395     7.30% due 1/01/2011                                                                             425
---------------------------------------------------------------------------------------------------------------------------------
                           Peoria, Arizona, Improvement District No. 8401, Special Assessment Bonds No. 8802:
BBB      NR*         430     7.20% due 1/01/2010                                                                             462
BBB      NR*         510     7.20% due 1/01/2013                                                                             546
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities Excise Tax Revenue
                           Bonds, 6.90% due 7/01/2004 (e)(f)                                                               2,254
---------------------------------------------------------------------------------------------------------------------------------
AA-      Aaa       1,250   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds, Junior Lien,
                           6% due 7/01/2006 (f)                                                                            1,356
---------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1       3,000   Phoenix, Arizona, GO, 4.50% due 7/01/2022                                                       2,615
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         750   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners), Series A,
                           5.625% due 4/01/2014 (e)                                                                          768
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         950   Pima County, Arizona, Sewer Revenue Refunding Bonds, 6.75% due 7/01/2015 (c)                    1,001
---------------------------------------------------------------------------------------------------------------------------------
                           Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES (h):
A1+      P1          500     3.20% due 12/01/2009                                                                            500
A1+      P1          300     Series A, 3.20% due 12/01/2009                                                                  300
---------------------------------------------------------------------------------------------------------------------------------
BBB      NR*         750   Prescott Valley, Arizona, Improvement District, Special Assessment Bonds (Sewer Collection
                           System Roadway Repair), 7.90% due 1/01/2012                                                       826
---------------------------------------------------------------------------------------------------------------------------------
AA       Aa1       2,000   Scottsdale, Arizona, Water and Sewer Revenue Bonds (Project of 1989), Series E,
                           4.50% due 7/01/2023                                                                             1,738
---------------------------------------------------------------------------------------------------------------------------------
BBB+     NR*       1,600   Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                                1,717
---------------------------------------------------------------------------------------------------------------------------------
A+       A1        1,250   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016 (a)                         1,323
---------------------------------------------------------------------------------------------------------------------------------
AA       A1        2,000   University of Arizona, University Revenue Refunding Bonds, Series A, 6.20% due 6/01/2016        2,208
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico -- 7.0%
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Puerto Rico Commonwealth, GO, Refunding, YCN, 8.182% due 7/01/2020 (d)(g)                       2,145
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,900   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, LEVRRS,
                           5.9291% due 7/01/2002 (d)(f)(g)                                                                 2,116
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$57,740)--100.0%                                                                                 60,776
Other Assets Less Liabilities--0.0%                                                                                            6
                                                                                                                         -------
Net Assets--100.0%                                                                                                       $60,782
                                                                                                                         =======
---------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rates shown are those in effect at July 31, 1999.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rates shown are those in effect at July 31, 1999.
*     Not Rated.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999

Assets:              Investments, at value (identified cost--$57,739,905) (Note 1a) ..............                  $ 60,775,631
                     Cash ........................................................................                        37,279
                     Interest receivable .........................................................                       540,873
                     Prepaid expenses and other assets ...........................................                         1,755
                                                                                                                    ------------
                     Total assets ................................................................                    61,355,538
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Beneficial interest redeemed ..............................................    $  357,679
                       Dividends to shareholders (Note 1e) .......................................        45,367
                       Investment adviser (Note 2) ...............................................        29,619
                       Distributor (Note 2) ......................................................        19,904         452,569
                                                                                                      ----------
                     Accrued expenses and other liabilities ......................................                       120,713
                                                                                                                    ------------
                     Total liabilities ...........................................................                       573,282
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ..................................................................                  $ 60,782,256
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ...........................................................                  $    123,256
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...........................................................                       406,176
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...........................................................                         9,470
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ...........................................................                        38,535
                     Paid-in capital in excess of par ............................................                    57,884,833
                     Accumulated realized capital losses on investments--net .....................                       (13,386)
                     Accumulated distributions in excess of realized capital gains--net (Note 1e)                       (702,354)
                     Unrealized appreciation on investments--net .................................                     3,035,726
                                                                                                                    ------------
                     Net assets ..................................................................                  $ 60,782,256
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A -- Based on net assets of $12,974,723 and 1,232,559 shares
                     of beneficial interest outstanding ..........................................                  $      10.53
                                                                                                                    ============
                     Class B -- Based on net assets of $42,758,521 and 4,061,761 shares
                     of beneficial interest outstanding ..........................................                  $      10.53
                                                                                                                    ============
                     Class C -- Based on net assets of $996,249 and 94,698 shares
                     of beneficial interest outstanding ..........................................                  $      10.52
                                                                                                                    ============
                     Class D -- Based on net assets of $4,052,763 and 385,353 shares
                     of beneficial interest outstanding ..........................................                  $      10.52
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

Statement of Operations

                                                For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

Investment Income    Interest and amortization of premium and discount earned ........                $ 3,826,393
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ...............................   $  368,955
                     Account maintenance and distribution fees -- Class B (Note 2) ...      242,098
                     Professional fees ...............................................       74,550
                     Printing and shareholder reports ................................       71,366
                     Accounting services (Note 2) ....................................       56,198
                     Transfer agent fees -- Class B (Note 2) .........................       22,678
                     Registration fees ...............................................       12,945
                     Account maintenance and distribution fees -- Class C (Note 2) ...        7,491
                     Pricing fees ....................................................        6,387
                     Custodian fees ..................................................        5,610
                     Transfer agent fees -- Class A (Note 2) .........................        5,467
                     Trustees' fees and expenses .....................................        4,021
                     Account maintenance fees -- Class D (Note 2) ....................        3,633
                     Transfer agent fees -- Class D (Note 2) .........................        1,468
                     Transfer agent fees -- Class C (Note 2) .........................          582
                     Other ...........................................................        2,574
                                                                                         ----------
                     Total expenses ..................................................                    886,023
                                                                                                      -----------
                     Investment income -- net ........................................                  2,940,370
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments -- net .............................                    453,831
ized Gain (Loss) On  Change in unrealized appreciation on investments -- net .........                 (1,858,041)
Investments -- Net                                                                                    -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ............                $ 1,536,160
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

Statements of Changes in Net Assets

                                                                                                       For the Year Ended July 31,
                                                                                                      -----------------------------
Increase (Decrease) in Net Assets:                                                                         1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income -- net .....................................................   $  2,940,370    $  3,278,116
                     Realized gain on investments -- net ..........................................        453,831       1,528,306
                     Change in unrealized appreciation on investments -- net ......................     (1,858,041)     (1,500,179)
                                                                                                      ------------    ------------
                     Net increase in net assets resulting from operations .........................      1,536,160       3,306,243
                                                                                                      ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income -- net:
Distributions to       Class A ....................................................................       (656,919)       (709,010)
Shareholders           Class B ....................................................................     (2,061,958)     (2,401,175)
(Note 1e):             Class C ....................................................................        (51,880)        (46,121)
                       Class D ....................................................................       (169,613)       (121,810)
                     In excess of realized gain on investments -- net:
                       Class A ....................................................................       (141,226)             --
                       Class B ....................................................................       (507,086)             --
                       Class C ....................................................................        (14,324)             --
                       Class D ....................................................................        (39,718)             --
                                                                                                      ------------    ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ..............................................................     (3,642,724)     (3,278,116)
                                                                                                      ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions .....     (6,462,362)     (6,115,987)
Transactions                                                                                          ------------    ------------
(Note 4):
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets .................................................     (8,568,926)     (6,087,860)
                     Beginning of year ............................................................     69,351,182      75,439,042
                                                                                                      ------------    ------------
                     End of year ..................................................................   $ 60,782,256    $ 69,351,182
                                                                                                      ============    ============
-----------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived           ----------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                    ----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1999        1998         1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........   $  10.88    $  10.87     $  10.54    $  10.46    $  10.40
Operating                                                           --------    --------     --------    --------    --------
Performance:         Investment income -- net ...................        .52         .55          .55         .54         .55
                     Realized and unrealized gain (loss) on
                     investments -- net .........................       (.24)        .01          .33         .08         .11
                                                                    --------    --------     --------    --------    --------
                     Total from investment operations ...........        .28         .56          .88         .62         .66
                                                                    --------    --------     --------    --------    --------
                     Less dividends and distributions:
                       Investment income -- net .................       (.52)       (.55)        (.55)       (.54)       (.55)
                       Realized gain on investments -- net ......         --          --           --          --        (.01)
                       In excess of realized gain on
                       investments -- net .......................       (.11)         --           --          --        (.04)
                                                                    --------    --------     --------    --------    --------
                     Total dividends and distributions ..........       (.63)       (.55)        (.55)       (.54)       (.60)
                                                                    --------    --------     --------    --------    --------
                     Net asset value, end of year ...............   $  10.53    $  10.88     $  10.87    $  10.54    $  10.46
                                                                    ========    ========     ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........      2.52%       5.25%        8.63%       6.04%       6.76%
Return:*                                                            ========    ========     ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement .............       .94%        .82%         .79%        .79%        .80%
Average                                                             ========    ========     ========    ========    ========
Net Assets:          Expenses ...................................       .94%        .82%         .79%        .79%        .83%
                                                                    ========    ========     ========    ========    ========
                     Investment income -- net ...................      4.77%       5.01%        5.21%       5.09%       5.44%
                                                                    ========    ========     ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....   $ 12,975    $ 13,875     $ 14,012    $ 14,988    $ 14,893
Data:                                                               ========    ========     ========    ========    ========
                     Portfolio turnover .........................     25.16%      53.75%       29.68%      36.39%      62.65%
                                                                    ========    ========     ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     loads.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

Financial Highlights (continued)

                                                                                              Class B
The following per share data and ratios have been derived          --------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                   --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              1999         1998          1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ........   $  10.88     $  10.87      $  10.54     $  10.46     $  10.40
Operating                                                          --------     --------      --------     --------     --------
Performance:         Investment income -- net ..................        .46          .49           .50          .49          .50
                     Realized and unrealized gain (loss) on
                     investments -- net ........................       (.24)         .01           .33          .08          .11
                                                                   --------     --------      --------     --------     --------
                     Total from investment operations ..........        .22          .50           .83          .57          .61
                                                                   --------     --------      --------     --------     --------
                     Less dividends and distributions:
                       Investment income -- net ................       (.46)        (.49)         (.50)        (.49)        (.50)
                       Realized gain on investments -- net .....         --           --            --           --         (.01)
                       In excess of realized gain on
                       investments -- net ......................       (.11)          --            --           --         (.04)
                                                                   --------     --------      --------     --------     --------
                     Total dividends and distributions .........       (.57)        (.49)         (.50)        (.49)        (.55)
                                                                   --------     --------      --------     --------     --------
                     Net asset value, end of year ..............   $  10.53     $  10.88      $  10.87     $  10.54     $  10.46
                                                                   ========     ========      ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........      2.01%        4.71%         8.08%        5.49%        6.22%
Return:*                                                           ========     ========      ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement ............      1.44%        1.32%         1.30%        1.30%        1.31%
Average                                                            ========     ========      ========     ========     ========
Net Assets:          Expenses ..................................      1.44%        1.32%         1.30%        1.30%        1.33%
                                                                   ========     ========      ========     ========     ========
                     Investment income -- net ..................      4.26%        4.50%         4.70%        4.59%        4.92%
                                                                   ========     ========      ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ....   $ 42,758     $ 51,503      $ 58,282     $ 66,497     $ 72,090
Data:                                                              ========     ========      ========     ========     ========
                     Portfolio turnover ........................     25.16%       53.75%        29.68%       36.39%       62.65%
                                                                   ========     ========      ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     loads.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund   July 31, 1999

Financial Highlights (continued)

                                                                                            Class C
                                                                    ---------------------------------------------------------
                                                                                                                    For the
                                                                                                                    Period
The following per share data and ratios have been derived                                                           Oct. 21,
from information provided in the financial statements.                         For the Year Ended July 31,          1994+ to
                                                                    ---------------------------------------------   July 31,
Increase (Decrease) in Net Asset Value:                               1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .......   $ 10.88     $ 10.87     $ 10.54     $ 10.46     $ 10.05
Operating                                                           -------     -------     -------     -------     -------
Performance:         Investment income -- net ...................       .45         .48         .49         .48         .37
                     Realized and unrealized gain (loss) on
                     investments -- net .........................      (.25)        .01         .33         .08         .46
                                                                    -------     -------     -------     -------     -------
                     Total from investment operations ...........       .20         .49         .82         .56         .83
                                                                    -------     -------     -------     -------     -------
                     Less dividends and distributions:
                       Investment income -- net .................      (.45)       (.48)       (.49)       (.48)       (.37)
                       Realized gain on investments -- net ......        --          --          --          --        (.01)
                       In excess of realized gain on
                       investments -- net .......................      (.11)         --          --          --        (.04)
                                                                    -------     -------     -------     -------     -------
                     Total dividends and distributions ..........      (.56)       (.48)       (.49)       (.48)       (.42)
                                                                    -------     -------     -------     -------     -------
                     Net asset value, end of period .............   $ 10.52     $ 10.88     $ 10.87     $ 10.54     $ 10.46
                                                                    =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........     1.81%       4.61%       7.97%       5.38%       8.53%++
Return:**                                                           =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ...................................     1.54%       1.42%       1.40%       1.40%       1.43%*
Average                                                             =======     =======     =======     =======     =======
Net Assets:          Investment income -- net ...................     4.16%       4.39%       4.59%       4.49%       4.58%*
                                                                    =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...   $   996     $ 1,233     $   957     $ 1,499     $   729
Data:                                                               =======     =======     =======     =======     =======
                     Portfolio turnover .........................    25.16%      53.75%      29.68%      36.39%      62.65%
                                                                    =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------

                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Commencement of operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                             Class D
                                                                    ------------------------------------------------------------
                                                                                                                     For the
                                                                                                                     Period
The following per share data and ratios have been derived                                                            Oct. 21,
from information provided in the financial statements.                         For the Year Ended July 31,           1994+ to
                                                                    ---------------------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                               1999        1998         1997        1996        1995
-------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .......   $ 10.87     $ 10.86      $ 10.53     $ 10.45     $ 10.05
Operating                                                           -------     -------      -------     -------     -------
Performance:         Investment income -- net ...................       .51         .54          .54         .53         .42
                     Realized and unrealized gain (loss) on
                     investments -- net .........................      (.24)        .01          .33         .08         .45
                                                                    -------     -------      -------     -------     -------
                     Total from investment operations ...........       .27         .55          .87         .61         .87
                                                                    -------     -------      -------     -------     -------
                     Less dividends and distributions:
                       Investment income -- net .................      (.51)       (.54)        (.54)       (.53)       (.42)
                       Realized gain on investments -- net ......        --          --           --          --        (.01)
                       In excess of realized gain on
                       investments -- net .......................      (.11)         --           --          --        (.04)
                                                                    -------     -------      -------     -------     -------
                     Total dividends and distributions ..........      (.62)       (.54)        (.54)       (.53)       (.47)
                                                                    -------     -------      -------     -------     -------
                     Net asset value, end of period .............   $ 10.52     $ 10.87      $ 10.86     $ 10.53     $ 10.45
                                                                    =======     =======      =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........     2.42%       5.14%        8.52%       5.93%       8.92%++
Return:**                                                           =======     =======      =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ...................................     1.05%        .92%         .89%        .89%        .93%*
Average                                                             =======     =======      =======     =======     =======
Net Assets:          Investment income -- net ...................     4.67%       4.90%        5.11%       5.01%       5.23%*
                                                                    =======     =======      =======     =======     =======

-------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...   $ 4,053     $ 2,740      $ 2,188     $ 1,871     $   617
Data:                                                               =======     =======      =======     =======     =======
                     Portfolio turnover .........................    25.16%      53.75%       29.68%      36.39%      62.65%
                                                                    =======     =======      =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------

                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Commencement of operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                             Account                Distribution
                          Maintenance Fee              Fee
--------------------------------------------------------------------------------
Class B ..............        .25%                     .25%
Class C ..............        .25%                     .35%
Class D ..............        .10%                      --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                      MLFD       MLPF&S
--------------------------------------------------------------------------------
Class A ..........................    $327      $ 5,749
Class D ..........................    $515      $22,220
--------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $78,116 and $557 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $16,417,411 and $23,777,140, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                     Realized         Unrealized
                                                      Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................         $  347,890         $3,035,726
Financial futures contracts ..............            105,941                 --
                                                   ----------         ----------
Total ....................................         $  453,831         $3,035,726
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,031,138, of which $3,465,378 related to appreciated securities and $434,240 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $57,744,493.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $6,462,362 and $6,115,987

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            141,504        $  1,545,495
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             40,747             442,486
                                               ------------        ------------
Total issued ...........................            182,251           1,987,981
Shares redeemed ........................           (224,505)         (2,437,621)
                                               ------------        ------------
Net decrease ...........................            (42,254)       $   (449,640)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            175,556        $  1,909,593
Shares issued to shareholders
in reinvestment of dividends ...........             36,527             397,097
                                               ------------        ------------
Total issued ...........................            212,083           2,306,690
Shares redeemed ........................           (225,839)         (2,456,398)
                                               ------------        ------------
Net decrease ...........................            (13,756)       $   (149,708)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            408,994        $  4,460,737
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             97,485           1,059,041
                                               ------------        ------------
Total issued ...........................            506,479           5,519,778
Automatic conversion of
shares .................................            (23,300)           (249,775)
Shares redeemed ........................         (1,153,120)        (12,542,400)
                                               ------------        ------------
Net decrease ...........................           (669,941)       $ (7,272,397)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            536,958        $  5,842,041
Shares issued to shareholders
in reinvestment of dividends ...........             88,306             959,568
                                               ------------        ------------
Total issued ...........................            625,264           6,801,609
Automatic conversion of
shares .................................             (7,775)            (84,480)
Shares redeemed ........................         (1,245,399)        (13,515,437)
                                               ------------        ------------
Net decrease ...........................           (627,910)       $ (6,798,308)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             21,966        $    240,344
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              3,430              37,216
                                               ------------        ------------
Total issued ...........................             25,396             277,560
Shares redeemed ........................            (44,016)           (474,152)
                                               ------------        ------------
Net decrease ...........................            (18,620)       $   (196,592)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             50,035        $    547,389
Shares issued to shareholders
in reinvestment of dividends ...........              2,131              23,155
                                               ------------        ------------
Total issued ...........................             52,166             570,544
Shares redeemed ........................            (26,897)           (291,649)
                                               ------------        ------------
Net increase ...........................             25,269        $    278,895
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            133,894        $  1,462,794
Automatic conversion
of shares ..............................             23,321             249,775
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              8,210              88,945
                                               ------------        ------------
Total issued ...........................            165,425           1,801,514
Shares redeemed ........................            (32,047)           (345,247)
                                               ------------        ------------
Net increase ...........................            133,378        $  1,456,267
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             92,554        $  1,006,808
Automatic conversion
of shares ..............................              7,782              84,480
Shares issued to shareholders
in reinvestment of dividends ...........              4,643              50,442
                                               ------------        ------------
Total issued ...........................            104,979           1,141,730
Shares redeemed ........................            (54,421)           (588,596)
                                               ------------        ------------
Net increase ...........................             50,558        $    553,134
                                               ============        ============
--------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
August 31, 1999


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Arizona Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year.

------------------------------------------------------
Record       Payable      Ordinary       Long-Term
Date          Date         Income      Capital Gains*
------------------------------------------------------
12/21/98    12/31/98      $.011352       $.099913
------------------------------------------------------
* The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


18
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Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1999

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16238--7/99

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